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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999 included in Gadzoox Networks, Inc.'s previously filed Registration Statement on Form S-1 (File. No. 333-78029).



/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP
San Jose, California
April 20, 2000